UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

The Providence Service Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34221	86-0845127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	700 Canal Street, Third Floor Stamford, Connecticut	06902
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 307-2800

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation for Named Executive Officers

On December 14 and 16, 2017, the Compensation Committee of the Board of Directors of The Providence Service Corporation (the “Company”, “us” or “our”) granted stock options to certain of our named executive officers pursuant to the Company’s 2006 Long-Term Incentive Plan, as amended (the “2006 Plan”). The options provide these executives the right to purchase a number of shares of our common stock at a specified exercise price, as set forth in the table below.

	Grant Date	Exercise Price	Stock Options (# of shares)
David Shackelton	12/14/2017	$56.42	97,615
	12/16/2017	$56.89	5,053
Sophia Tawil	12/14/2017	$56.42	37,420
	12/16/2017	$56.89	1,937
Bill Severance	12/14/2017	$56.42	34,504
	12/16/2017	$56.89	1,786

The exercise price of the options is equal to the closing market price of our common stock on the date of grant (in the case of options granted on December 16, 2017, the exercise price equals the closing market price of our common stock on December 15, 2017, the last business day prior to the date of grant). The options will vest on December 31, 2018, subject to the executive’s continued employment through that date. In addition, the options will become fully vested prior to December 31, 2018 if the executive’s employment is terminated without cause or the officer resigns for good reason (as defined in the option agreement). The options will expire on December 31, 2020.

Each stock option award is subject to the terms and conditions of an option agreement, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ending December 31, 2017. The foregoing descriptions of the options do not purport to be complete and are qualified in their entirety by reference to the full text of 2006 Plan and the option agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: December 20, 2017	By:	/s/ Sophia D. Tawil
	Name:	Sophia D. Tawil
	Title:	General Counsel and Secretary